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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                        DATE OF REPORT: JANUARY 16, 2001



                      WASHINGTON GROUP INTERNATIONAL, INC.



                         Commission File Number 1-12054



                             A Delaware corporation

                   IRS Employer Identification No. 35-0565601



                     720 PARK BOULEVARD, BOISE, IDAHO 83729

                                  208/386-5000



             Former Name of Registrant: Morrison Knudsen Corporation

    Former Address of Registrant: Morrison Knudsen Plaza, Boise, Idaho 83729

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ITEM 5. OTHER MATTERS.

     On January 2, 2001, the Company issued a press release announcing the appointment of Charles R. Oliver to the office of Chief Business Development Officer of the Company.

     On January 16, 2001, the Company issued a press release announcing the appointment of several additional key executive officers of the Company. George
H. Juetten was named Chief Financial Officer; G. Bretnell Williams was appointed as an Executive Vice President of the Company and President and Chief Executive Officer of the Company's Industrial/Process unit; Thomas H. Zarges will continue as an Executive Vice President of the Company and has been appointed President and Chief Executive Officer of the Company's Power unit; David L. Myers has been appointed Executive Vice President - Corporate Affairs; Larry L. Myers was named Senior Vice President - Human Resources and James P. O'Donnell was appointed Senior Vice President - Strategic Planning and Development.

     Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this current report on Form 8-K and are incorporated herein by this reference.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       WASHINGTON GROUP INTERNATIONAL, INC.



                                       By: /s/ Craig G. Taylor
                                           ----------------------------------
                                           Craig G. Taylor
                                           Secretary

January 22, 2001